SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-26372                                             82-0429727
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       (Commission                                         (IRS Employer
       File Number)                                        Identification No.)


        349 Oyster Point Boulevard, Suite 200
              South San Francisco, CA                               94080
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       (Address of principal executive offices)                  (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS.

         On November 6, 2003, Cellegy Pharmaceuticals, Inc. (the "Company") issued a press release announcing that it has appointed Mr. Richard C. Williams to the position of Chairman of its Board of Directors, assuming that responsibility from K. Michael Forrest who will retain his positions of President and CEO and will remain a member of the Board of Directors. The Company also appointed Mr. John Q. Adams, Sr. and Mr. Thomas M. Steinberg to its Board as Directors. At the same time, Cellegy accepted the resignations of three of its directors, Mr. Jack Bowman, Mr. Alan Steigrod and Mr. Larry Wells.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)           Exhibits.

                  None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 7, 2003                      CELLEGY PHARMACEUTICALS, INC.

                                            By: /s/ Richard Juelis
                                                ------------------
                                            A. Richard Juelis
                                            Vice President, Finance and
                                            Chief Financial Officer